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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 28, 2002


                               CHASE FUNDING, INC.
            (formerly known as "Chemical Mortgage Securities, Inc.")
       ------------------------------------------------------------------
                           (Exact name of registrant)


          New York                               333-68848                           13-3436103
------------------------------        -------------------------------     --------------------------------
 (State or other jurisdiction             (Commission File Number)                 (IRS Employer
      of incorporation)                                                          Identification No.)


                 343 Thornall Street, Edison, NJ                 08837
                 -------------------------------------------     -------------
                 (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (732) 205-0600

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Item 5.  Other Events:

         On or about May 28, 2002, Chase Funding, Inc. (the "Depositor") made the distributions to holders of its Chase Funding Mortgage Loan Asset-Backed Certificates, Series 1999-1, Series 1999-2, Series 1999-3, Series 1999-4, Series 2000-1, Series 2000-2, Series 2000-3, Series 2001-1, Series 2001-2, Series
2001-3, Series 2001-4 and Series 2002-1 and its Chase Funding Loan Acquisition Trust Mortgage Loan Asset-Backed Certificates, Series 2001-AD1, Series 2001-C1, Series 2001-C2, Series 2001-C3, Series 2002-C1 and Series 2001-FF1 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

         Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Reports with respect to the May 28, 2002 distribution


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 7, 2002

                                           JPMORGAN CHASE BANK
                                           (f/k/a "The Chase Manhattan Bank"),
                                           As Paying Agent, on behalf of
                                           Chase Funding, Inc.


                                           By: /s/ Andrew M. Cooper
                                           ---------------------------------
                                           Name:  Andrew M. Cooper
                                           Title: Trust Officer



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                                   INDEX TO EXHIBITS
                                   -----------------

Exhibit No.                        Description
-----------                        -----------
20.1                               Monthly Reports with respect to the
                                   distribution to certificateholders on May 28, 2002.